EXHIBIT 10.60

                           MEMORANDUM OF UNDERSTANDING
                 (ENGLISH TRANSLATION OF PORTUGUESE VERSION)


      1. INTERFERREA S.A. SERVICOS FERROVIARIOS E INTERMODIAS, hereafter INTERFERREA;

      1(a)  UNIAO TRANSPORTE INTERESTADUAL DE LUXO S/A, hereafter UTIL;

            1(b)  HOLDING BRASIL S/A, hereafter HB;

            1(c)  ITD - TRANSPORTES LTDA, hereafter ITD; and

            1(d)  SPOORNET DO BRASIL LTDA, hereafter SPOORNET;

      1(a), 1(b), 1(c) and 1(d) here collectively identified as SHAREHOLDERS OF INTERFERREA;

      2.          TUPINAMBARANA S.A., hereafter TUPINAMBARANA;

      3.          JUDORI ADMINISTRACAO, EMPREENDIMENTOS E PARTICIPACOES, S.A.
                  hereafter JUDORI;

      4.          RAILTEX GLOBAL INVESTMENTS L.L.C., INC. [sic], hereafter
                  RAILTEX;

      5.          LATIN AMERICAN GROWTH FUND N.V., hereafter LAGF;

      6.          RALPH PARTNERS I LTD., hereafter RALPH PARTNERS;

      7.          GRUCAI PARTICIPACOES S.A., hereafter GRUCAI;

      8.          TARCISIO SCHETTINO RIBEIRO, hereafter TSR,

Collectively here referred to as SELLING SHAREHOLDERS, and on the other hand,

1.    KRJ PARTICIPACOES S.A., hereafter KRJ;

2. MINERACAO TACUMA LTDA., hereafter TACUMA; and

3. FUNDACAO VALE DO RIO DOCE DE SEGURIDADE SOCIAL-VALIA, hereafter VALIA.

together with other companies freely designated by TACUMA, BUYING
SHAREHOLDERS;

and also, as INTERVENORS,

COMPANHIA SIDERURGICA NACIONAL, hereafter CSN,

FERROVIA CENTRO-ATLANTICA S.A., hereafter FCA, AND

ALL-AMERICA LATINA LOGISTICA DO BRASIL S.A., hereafter  ALL.

Whereas the SELLING SHAREHOLDERS are owners of shares of FCA in the proportion of the chart below,

NAME                      COMMON SHARES         PREFERRED         TOTAL SHARES
----                      -------------        ------------       ------------
Judori                        7,761,250           8,344,896         16,106,146
Interferrea                   7,761,250           4,321,464         12,082,714
Tupinambarana                 7,761,250           4,321,464         12,082,714
RailTex                       7,761,250           5,578,639         13,339,889
LAGF                                  0           2,766,257          2,766,257
Ralph Partners                7,761,250          14,355,208         22,116,458
Grucai                        7,761,250                   0          7,761,250
TSR                             320,666             320,666            641,332
TOTAL                        46,888,166          40,008,594         86,896,760

Whereas the SHAREHOLDERS OF INTERFERREA must acquire from INTERFERREA shares of FCA in the proportion shown in the chart below.

NAME                      COMMON SHARES           PREFERRED       TOTAL SHARES
----                      -------------           ---------       ------------
UTIL                          2,962,933           1,649,762          4,612,695
ITD                             272,299             151,616            423,915
HB                            3,145,500           1,751,414          4,896,914
SPOORNET                      1,380,518             768,672          2,149,190
TOTAL                         7,761,250           4,321,464         12,082,714

Whereas the BUYING SHAREHOLDERS are interested in acquiring the Common Shares and the Preferred Shares of FCA stated in the charts above, hereafter, collectively, the SHARES,

Whereas the understandings reached between the SELLING SHAREHOLDERS and the BUYING SHAREHOLDERS with a view to effecting the transfer of the SHARES,

THEY RESOLVE

To sign this Memorandum of Understanding, in order to establish the basic terms and conditions in which the said transfer of the SHARES will be carried out, agreeing the following clauses:

1. SPEs - The BUYING SHAREHOLDERS will constitute or will acquire three corporations (here referred to as the "SPE I", "SPE II," the latter domiciled in Curitiba, Rua Sete de Setembro no. 2645 (part) and "SPE III") in the period of seven days from the date of the occurrence of the last condition precedent provided for in Clause 5th, whose capital shall be held in full by the BUYING SHAREHOLDERS (or by other companies to be designated by them of their own free will) in the proportion and structure established freely by them, each SPE having to hold the following assets:

      A)    SPE I

            (i)   R$11,289,038.31

      B)    SPE II

                        (i) 20 locomotives model U20C (Namibia), GE manufacture,
                  with 2000 HP of power, identified in Schedule 1(B)(i);

                        (ii) 385 GFD cars, identified in Schedule 1(B)(ii); and
                        (iii) 10,500 tons of rails TR-45 and 4,000 tons of rails
                  TR-57 ordinary steel -carbon with [certificate?
                  ticket?] thermally treated.

      C)    SPE III

            (i)    R$1,599,992.66

1.1 The amounts indicated in items 1(A)(i) and 1(C)(i) above, as well as all the monetary amounts indicated in this Memorandum of Understanding in Clause --5 and in the others, shall be corrected by the variation of the IGP [General Price Index]-M prepared by the Fundacao Getulio Vargas, from 24 September 1999 to the date of the signing of the Definitive Contracts, the BUYING SHAREHOLDERS having, as shareholders of SPE I and SPE III, to make contribution(s) of capital in an amount sufficient to ensure the correction provided for in this article.

1.2 The locomotives referred to in 1(B)(i) above shall previously be object of exchange for other locomotives owned by Companhia Vale do Rio Doce ("CVRD") and must be presented in a state of functioning, maintenance and conservation compatible with their normal and usual use, which the SELLING SHAREHOLDERS declare having verified that it corresponds to their present condition in accordance with an inspection made on this date, 10 having to be delivered in 45 days and 10 in 90 days, from the date of the signing of this Memorandum of Understanding, but not before the date of the signing of the Definitive Contracts, CVRD agreeing to make its best efforts to accelerate this delivery schedule (which in any event will not begin before the date of the Definitive Contracts).

1.3 The GFD cars referred to in 1(B)(ii), today leased to FCA, shall be previously exchanged between CVRD and the Rede Ferroviaria Federal S.A., their present owner and lessor, for the purpose of substituting the object of the lease, the cars referred to in 1(B)
(ii) having to be delivered "rolling," it being agreed of course that the cars will have to be repaired by FCA, if necessary, so that they reach the condition of "rolling", and delivered 120 in 30 days, 100 in 60 days, 90 in 90 days and 75 in 120 days from the date of the signing of the Memorandum of Understanding, but not before the date of the signing of the Definitive Contracts, CVRD agreeing to make its best efforts to accelerate this delivery schedule (which in any event will not begin before the date of the Definitive Contracts).

1.3.1. The term "rolling," for purposes of the preceding item, when applied to any of the cars mentioned in 1(B)(ii) above, means a car in condition to circulate complying with the minimum specifications of safety appearing in
Schedule 1.3.1 and to reach on rails the Boavista station in the State of Sao Paulo;

1.3.2 Notwithstanding the provisions of Clauses 1.2 and 1.3, the parties undertake, in a period of up to 20 days from this date, to negotiate in good faith and sign a contract by which the Locomotives and the Cars referred to in items 1.2 and 1.3 above shall be made available to ALL, even before the Definitive Contracts have been signed, in accordance with the following terms, starting with the date of the signing of this MOU, but not before the date of the signing of the said contract: (i) Locomotives: 45 days, and (ii) Cars: 120 in 30 days, 100 in 60 days, 90 in 90 days and 75 in 120 days. The contract mentioned here must stipulate: (a) the amount free of taxes and operating and maintenance costs, of R$700.00 per Car and R$24.00 per Locomotive, for each day of use, to be paid by ALL from the date of their availability; and (b) the term of 7 days for the return of the same in both cases, in the event of the conditions precedent mentioned in Clause 6 not materializing, or of the Definitive Contracts, for any reason, not being signed within 180 days from this date. In this case, the cars must be returned in the same or better conditions in which they were received, and in accordance with Schedule 1.3.1.

1.4 The rails referred to in 1(B)(iii) must be delivered in a state of conservation compatible with their condition as new and shall be the object of a purchase-sale contract for delivery in installments between TACUMA (or a company indicated by it) and SPE II, setting the delivery of 50% of the total of the rails by the 28th of February 2000, 25% by the 30th of September 2000 and 25% by the 30th of September 2001, with the subsequent capitalization by TACUMA (or a company indicated by it) in SPE II of the credit resulting from the said supply.

1.5 The cars mentioned in item 1(B)(ii) shall be inspected and approved by representatives of the SELLING SHAREHOLDERS, as they are delivered, in the terms of 1.3 above.

1.6 The locomotives mentioned in item 1(B)(i) above shall be inspected and approved by representatives of the SELLING SHAREHOLDERS on the date of the delivery of the locomotives. All the locomotives that are in the same conditions of functioning, maintenance and conservation, according to inspection carried out on this date by the SELLING SHAREHOLDERS, shall be considered approved.

1.7 As a result of the operations referred to in items 1.2 to 1.4 above, SPE I , SPE II and SPE III shall be free of any liability, current or contingent, up to the date of the operations referred to in the following items.

1.8 Any costs related to the transfer of the domicile of SPE II from Rio de Janeiro to Curitiba, to the incorporation of SPE III, as well as those related to the amendment of the Articles and By-Laws of the SPE's, in terms of the stipulations of 5(h)e(i) below, shall be for the account of the SELLING SHAREHOLDERS.

1.9 In the event any of the SPE's are incorporated for the account and at the order of the SELLING SHAREHOLDERS and transferred to the BUYING SHAREHOLDERS in order that the assets mentioned in this item 1 be transferred to them, the declarations and guarantees of the BUYING SHAREHOLDERS will not include what is mentioned in item 1.7 above, nor will they mention the inexistence of liens or charges on the shares of the SPE's.

2. Exchange and Purchase-Sale - The conditions precedent referred to in item 6 having been satisfied, the SELLING SHAREHOLDERS and the BUYING SHAREHOLDERS will sign a purchase-sale contract, and, in addition, part of the SELLING SHAREHOLDERS will sign a contract of exchange of SHARES of FCA for all of the shares of SPE I , SPE II and SPE III owned by the BUYING SHAREHOLDERS, in the manner detailed in item --5 below. The purchase-sale contracts and the exchange contracts mentioned herein are jointly defined as the "Definitive Contracts."

2.1 The Definitive Contracts must contain, on the part of the SELLING SHAREHOLDERS, the following declarations and guarantees:

      a) ownership of the SHARES, free and clear of any charges or burdens,

      b) absence of contracts between the SELLING SHAREHOLDERS (including there corporations (or individuals, when the term is applicable), that are controlling, controlled or subject to the common control of the SELLING SHAREHOLDERS), on the one hand, and FCA and/or its controlled companies, on the other hand, and/or of any other obligations, current or future, actual or contingent, assumed by the latter in relation to the former.

2.2 The definitive exchange contracts must contain, on the part of the BUYING SHAREHOLDERS, the following declarations and guarantees:

      a) ownership of the shares of SPE I , SPE II and SPE III, free and clear of any charges or burdens;

      b) absence of contracts between the BUYING SHAREHOLDERS (including there corporations that are controlling, controlled or subject to the common control of the BUYING SHAREHOLDERS), on the one hand, and SPE I , SPE II and SPE III, on the other, and/or of any other obligations, current or future, actual or contingent, assumed by the latter in relation to the former (except the contract of purchase-sale of rails mentioned in 1(B)(iii) above);

            c) SPE I shall be the titleholder of the portion of assets in the amount of R$11,289,038.31, in the form mentioned in 5(g) below;

            d) SPE II, by force of the operations mentioned in this Memorandum of Understanding, shall be owner (or titleholder of rights to purchase) of the goods mentioned in 1(B)(i) to 1(B)(iii), without burdens, charges or encumbrances.

            e) SPE III shall be the titleholder of the portion of assets in the amount of R$1,599,992.66, in the form mentioned in 5(i) below.

2.3 At the time of the signing of the Definitive Contracts the directors of FCA proposed by the

SELLING SHAREHOLDERS (including the members of the Audit Committee) will present their resignation.

2.4 The Definitive Contracts will have to contain provisions regulating the obligation to indemnify, by the SELLING SHAREHOLDERS or the BUYING SHAREHOLDERS, as the case may be, for any of the declarations appearing in items 2.1 and 2.2 that are proved incorrect or false.

3. Split of 331 Participacoes S.A. ("331") - FCA and ALL agree, until the date of signing the Definitive Contracts, to advance the partial split of 331, with [versao version? something is missing or wrong] the new company ("New Company") resulting from the operation, of 99,895 preferred shares and 5,776,242 common shares of Ferroban - Ferrovias Bandeirantes S.A., it being established, in the manner of paragraph 5th of Article 229 of Law no. 6.404/76, that ALL will be the sole shareholder of 331, stopping from being a shareholder of the New Company. The deed of partial split will stipulate that the New Company will not be responsible for any obligation of 331.

4. Exchange between TACUMA and VALIA---TACUMA and VALIA undertake, by the date of signing of the Definitive Contracts, to exchange 4,321,464 preferred shares of FCA owned by VALIA for 4,321,464 common shares of FCA owned by TACUMA.

4.1 The SELLING SHAREHOLDERS and CSN, from this time, renounce in favor of VALIA, the right of first refusal in the acquisition of the common shares issued by FCA, the object of the exchange that item 4 above deals with.

5. Structure of the Transaction - Having in mind the interest of the SELLING SHAREHOLDERS in reducing the possible tax impact on the operation, the following structures will be adopted in the Definitive Contracts in relation to each one of the SELLING SHAREHOLDERS:

            a) 11,945,606 SHARES owned by TUPINAMBARANA (7,624,142 common and 4,321,464 preferred) will be the object of direct purchase-sale for the BUYING SHAREHOLDERS, with payment in cash corresponding to R$1.6226151614 per share, totaling R$19,383,121.41;

            b) 11,945,606 SHARES owned by INTERFERREA (7,624,142 common and 4,321,464 preferred) will have been previously transferred to the SHAREHOLDERS OF INTERFERREA, through a split or reduction of capital of that company, and will be the object of direct purchase-sale for the BUYING SHAREHOLDERS, with payment in cash corresponding to R$1.6226151614 per share, totaling R$19,383,121.40, divided as follows: (i) 4,560,352 shares owned by UTIL (2,910,590 common and 1,649,762 preferred) in the amount of R$7,399,696.30; (ii) 4,841,347 shares owned by HB (3,089,933 common and 1,751,414 preferred) in the amount of R$7,855,643.04; (iii) 419,105 shares owned by ITD (267,489 common and 151,616 preferred) in the amount of R$680,046.12;

            and (iv) 2,124,802 shares owned by SPOORNET (1,356,130 common and 768,672 preferred) in the amount of R$3,447,735.94; in the event that the mentioned transfer is not carried out by the date of the signing of the Definitive Contracts the purchase-sale shall be made directly with INTERFERREA;

            c) 634,055 SHARES owned by TSR (313,389 common and 320,666 preferred) will be the object of direct purchase-sale for the BUYING SHAREHOLDERS, with payment in cash corresponding to R$1.6226151614 per share, totaling R$1,028,827.26;

            d) 9,512,579 SHARES owned by RAILTEX (7,609,876 common and 1,902,703 preferred) shall be the object of direct purchase-sale for the BUYING SHAREHOLDERS, with payment in cash corresponding to R$1.6226151614 per share, totaling R$15,435,254.91;

            e) 2,734,867 SHARES, all preferred, owned by LAGF shall be the object of direct purchase-sale by the BUYING SHAREHOLDERS, with payment in cash corresponding to R$1.6226151614 per share, totalling R$4,437,636.66;

            f) 11,366,224 SHARES (7,510,824 common and 3,855,940 preferred)
            owned by RALPH PARTNERS shall be the object of direct purchase-sale by the BUYING SHAREHOLDERS, with payment in cash corresponding to R$1.6226151614 per share, totaling R$18,443,007.39;

            g) 6,957,311 SHARES, all common, owned by JUDORI shall be exchanged for 100% of the shares of SPE I, incorporated by the BUYING SHAREHOLDERS, in the manner of item 1(A)(i) above, whose sole asset will be represented by R$11,289,038.31 in cash;

            h) The SHARES shown in the table below shall be exchanged for 100% shares of SPE II, incorporated by the BUYING SHAREHOLDERS and formed by the assets mentioned in 1(B)(i) to 1(B)(iii) above, it being up to the SELLING SHAREHOLDERS to define freely among themselves the respective participation in common and preferred shares of the capital of SPE II and the capital structure of the latter.

SHARES OF FCA
  OBJECT OF
  EXCHANGE
--------------
 SHAREHOLDER               COMMON      PREFERRED        TOTAL    PARTICIPATION
--------------            ---------   -----------    ----------- -------------
RALPH PARTNERS                    0    10,449,268     10,499,268        34.07%
GRUCAI                    7,673,179             0      7,673,179        24.90%
JUDORI                      621,175     8,344,896      8,966,071        29.10%
RAILTEX                           0     3,675,936      3,675,936        11.93%
Total                     8,294,354    22,520,100     30,814,454       100.00%

            i) The SHARES shown in the table below shall be exchanged for 100% of the shares of SPE III, incorporated by the BUYING SHAREHOLDERS, in the form of item 1(C)(i) above, whose sole asset shall be represented by R$1,599,992.66 in cash; it being up to the SELLING SHAREHOLDERS to define freely among themselves the respective participation in common and preferred shares of the capital of SPE III and the capital structure of the latter.

SHARES OF FCA
 OBJECT OF
  EXCHANGE
-------------
SHAREHOLDER              COMMON      PREFERRED        TOTAL       PARTICIPATION
-------------           ---------    ----------      -------      -------------
TUPINAMBARANA             137,108             0      137,108            13.90%
UTIL                       52,343             0       52,343             5.31%
HB                         55,567             0       55,567             5.64%
ITD                         4,810             0        4,810             0.49%
SPOORNET                   24,388             0       24,388             2.47%
TSR                         7,277             0        7,277             0.74%
RAILTEX                   151,374             0      151,374            15.35%
LAGF                            0        31,390       31,390             3.19%
RALPH PARTNERS            250,966             0      250,966            25.45%
GRUCAI                     88,071             0       88,071             8.93%
JUDORI                    182,764             0      182,764            18.53%
Total                     954,668        31,390      986,058           100.00%

 6. Conditions Precedent - The carrying out of the transfer of the SHARES is subject to the following conditions precedent:

      a) authorization of the RFFSA for the exchange of the cars to which item 1(B)(ii) refers;

      b) authorization of the Ministry of Transportation for the carrying out of the exchange of the locomotives mentioned in 1(B)(i);

      c) authorization of the Ministry of Transportation for the signing of the Declaration of Transfer prescribed in the Concession Contract signed on 28 of August 1996 (the "Concession Contract");

      d) release of the SELLING SHAREHOLDERS from the obligations assumed as Intervenors according to clause 9.3 of the Concession Contract;

      e) authorization by the CVM [Securities and Exchange Commission] and by the Central Bank for the transfer of the registration of the investments made by RALPH PARTNERS and LAGF from the system named in
            Schedule IV to the system of direct foreign investment (Law no. 4131/62);

      f)    split of 331;

      g)    formation  of SPEI , SPEII and SPEIII,  in the manner of Clause 1;
            and

      h) amendment of THE Articles and By-Laws of SL, in the form of Clause 14;

7. Prior Documents - This Memorandum of Understanding represents all the understandings of the parties with regard to the matters here provided for, replacing any prior documents.

8. Confidentiality - The Parties undertake to maintain confidentiality of the understandings appearing in this Memorandum, excepting the reference or exhibition thereof, to the extent strictly necessary for obtaining the above-mentioned authorizations. The transfers of the SHARES of FCA object of the Definitive Contracts may be the object of publication, in the manner required by the regulatory bodies of public companies, in Brazil and abroad.

9. Successors - This Memorandum of Understanding obligates the successors of the Parties, under whatever title.

10. Judicial Proceeding - On the date of the signing of the Definitive Contracts, the parties will sign an accord and satisfaction instrument relating to the judicial proceedings in progress today in the district court of Belo Horizonte (MG), so that they will make no further claim in relation to the subject matter thereof, each party shouldering their respective charges and costs, including those related to their advisers.

11. Charges - Each party shall be responsible for the charges of its respective advisers, including those necessary for the constitution of SPEs I , II and III, it being understood that CSN shall not be responsible for any charges or costs related to the said constitution of the SPEs.

12. Intervention of CSN - CSN appears as intervenor in order to, at once, declare its renunciation of the right of preference provided for in the Shareholder Agreements I and II of FCA in relation to the acquisition of the SHARES by the BUYING SHAREHOLDERS.

13. Intervention of ALL - ALL appears in this instrument in order to obligate itself to advance the split of 331, as specified in clause 3 above.

14. Transfer of Quotas of SL Servicos Logisticos Ltda. ("SL") - The SELLING SHAREHOLDERS, except LAGF and TSR, undertake, until the date of the signing of the Definitive Contracts, to execute an amendment of the Articles and By-laws of SL, so as to transfer gratuitously to FCA, 1 (one) quota of which they are holders of the capital of SL, withdrawing in that manner from the said company.

15. Novation - The tolerance or non-exercise by the parties of any rights assured to them in this Memorandum of Understanding or in the law in general will not amount to novation or renunciation of any of those rights, the parties being able to exercise them at any time. Any amendment or addition to this Memorandum of Understanding will only be considered valid if it bears the signature of the parties involved.

16 . Term - The Parties will make their efforts to the effect that the Definitive Contracts are signed in the period of 30 days from this date.

17. Forum - Any dispute arising from this Memorandum of Understanding shall be resolved in the district court of Rio de Janeiro (RJ), the parties renouncing any other regardless of how special it is or may become.

17.1 Without prejudice to the provisions of item 17 above, the BUYING SHAREHOLDERS, in their sole judgment, may bring judicial proceedings stemming from this Memorandum of Understanding in the competent court of the domicile of RAILTEX, LAGF, and RALPH PARTNERS.

17.2 RAILTEX appoints as its attorney-in-fact Joao Dodsworth Cordeiro Guerra, with offices at Av. Presidente Antonio Carlos no. 51, 12th floor, Rio de Janerio
(RJ), granting him specific powers to receive service of process in Brazil related to any demand arising from this Memorandum of Understanding.

17.3 LAGF and RALPH PARTNERS appoint as their attorney-in-fact Roberto Moses Thompson Motta, with offices at Av. Brigadeiro Faria Lima no. 3729, 7th floor, Sao Paulo (SP), granting him specific powers to receive service of process in Brazil related to any demand arising from this Memorandum of Understanding.

17.4 The Definitive Contracts shall contain a clause of election of venue on the same model of clauses 17 and 17.1.

And, being thus in agreement, they sign this instrument in 10 copies of equal tenor and effect, in order that it may produce its proper and legal effects.

Rio de Janeiro,  29 of  October 1999


INTERFERREA S.A. SERVICOS FERROVIARIOS E INTERMODIAS
UNIAO TRANSPORTE INTERESTADUAL DE LUXO S/A

HOLDING BRASIL S/A

ITD-TRANSPORTES LTDA

SPOORNET BRASIL LTDA.

TUPINAMBARANA S.A.

JUDORI ADMINISTRACAO, EMPREENDIMENTOS E PARTICIPACOES LTDA.

RAILTEX GLOBAL INVESTMENTS L.L.C., INC. [sic]

LATIN AMERICAN GROWTH FUND N.V.

RALPH PARTNERS I, LTD.

GRUCAI PARTICIPACOES S.A.

TARCISIO SCHETTINO RIBEIRO

KRJ PARTICIPACOES S.A.

FUNDACAO VALE DO RIO DOCE DE SEGURIDADE SOCIAL - VALIA

MINERACAO TACUMA LTDA.

COMPANHIA SIDERURGICA NACIONAL

FERROVIA CENTRO-ATLANTICA S.A.

ALL-AMERICA LATINA LOGISTICA DO BRASIL S.A.

Witnesses:

1.
Name:
Identification number:

2.
Name:
Identification number:

                           MEMORANDO DE ENTENDIMENTOS


1. INTERFERREA S.A. SERVICOS FERROVIARIOS E INTERMODAIS, com sede na cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Rua Lauro Muller, 116/1201 (parte), CNPJ sob o n(0) 00.629.976/0001-28, doravante denominada apenas INTERFERREA;

   1(a) UNIAO TRANSPORTE INTERESTADUAL DE LUXO S/A, com sede na Rua Antonio Simao Firjam, n(0) 620, em Juiz de Fora, MG, Distrito Industrial, inscrita no CNPJ/MF sob o n(0) - 33.337.007/0001-52, doravante denominada apenas UTIL;

   1(b) HOLDING BRASIL S/A, com sede em Ribeirao das Neves, MG, na Rua Petropolis, n(0) 450, bairro Olhos D'Agua, inscrita no CNPJ/MF sob o n(0) 38.582.904/0001-45, doravante denominada apenas HB;

   1(c) ITD - TRANSPORTES LTDA., com sede em Osasco, Sao Paulo, na Rua Humberto de Campos n(0) 271/455, inscrita no CNPJ/MF sob o n(0) 60.619.186/0001-93, doravante denominada apenas ITD; e

   1(d) SPOORNET DO BRASIL LTDA., com sede no Rio de Janeiro, RJ, na Praca Mahatma Gandhi, n(0) 2, sala 602, parte, inscrita no CNPJ/MF sob o n(0) 01.972.285/0001-93, doravante denominada SPOORNET;

   sendo 1(a), 1(b), 1(c) e 1(d) aqui identificados em conjunto como os ACIONISTAS DA INTERFERREA;

2. TUPINAMBARANA S.A., com sede na cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Rua Sao Francisco Xavier, 603, inscrita no CNPJ sob o n(0) 01.158.851/0001-20, doravante denominada apenas TUPINAMBARANA;

3. JUDORI ADMINISTRACAO, EMPREENDIMENTOS E PARTICIPACOES S.A., com sede na cidade de Sao Paulo, Estado de Sao Paulo, na Rua Paraguai, 21 (anexo), Jardim Paulista, CNPJ sob o n(0) 01.089.464/0001-89, doravante denominada apenas JUDORI;

4. RAILTEX GLOBAL INVESTMENTS L.L.C. INC., sociedade constituida sob as leis do Estado de Delaware, Estados Unidos da America, com sede em 4040 Broadway, San Antonio, Texas, doravante denominada apenas RAILTEX;

5. LATIN AMERICAN GROWTH FUND N.V., sociedade constituida de acordo com as leis de Curacao, Netherlands Antilles, com sede em John B. Gorsiraweg 6, doravante denominada apenas LAGF;

6. RALPH PARTNERS I LTD., sociedade constituida e organizada de acordo com as leis das Ilhas Cayman, com sede nos escritorios de Maples & Calder, Ugland House, South Church Street, P.O.Box 309, Grand Cayman, Cayman Islands, British West Indies, doravante designada RALPH PARTNERS;

7. GRUCAI PARTICIPACOES S.A., com sede na cidade de Sao Paulo, Estado de Sao Paulo, a Av. Brigadeiro Faria Lima, 3729/7(0) andar, inscrita no CNPJ sob o n(0) 01.258.945/0001-70, doravante denominada apenas GRUCAI;

8. TARCISIO SCHETTINO RIBEIRO, brasileiro, casado, administrador de empresas, RG n(0) M-358.835 - SSP/MG, CPF sob o n(0) 140.699.546-00, residente e domiciliado na cidade de Belo Horizonte, Estado de Minas Gerais, na Rua Serranos, 88 - apto 1501 - Bairro Serra, doravante denominado apenas TSR,

Em conjunto aqui referidos como ACIONISTAS VENDEDORES, e de outro lado,

1. KRJ PARTICIPACOES S.A., com sede na cidade do Rio de Janeiro, Estado de Rio de Janeiro, na Av. Marechal Camara, 160 - grupo 1709 - Parte, inscrita no CNPJ sob o n(0) 03.370.943/0001-02, doravante denominada apenas KRJ;

2. MINERACAO TACUMA LTDA., com sede na cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Av. Presidente Wilson, 231/22(0) andar, inscrita no CNPJ sob o n(0) 42.276.907/0001-28, doravante denominada apenas TACUMA; e

3. FUNDACAO VALE DO RIO DOCE DE SEGURIDADE SOCIAL - VALIA, fundacao privada com sede na Av. Graca Aranha, 26 - 5(0) e 6(0) andares, inscrita no CNPJ sob o n(0) 42.271.429/0001-63 doravante denominada apenas VALIA;

em conjunto com outras sociedades livremente indicadas por TACUMA, ACIONISTAS COMPRADORES,

e ainda, como INTERVENIENTES,

COMPANHIA SIDERURGICA NACIONAL, com sede na cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Rua Lauro Muller, 116/36(0) andar e sala 3402, inscrita no CNPJ sob o n(0) 33.042.730/0001-04, doravante denominada apenas CSN;

FERROVIA CENTRO-ATLANTICA S.A., companhia aberta com sede na Rua Sapucai no. 383, Belo Horizonte, inscrita no CNPJ sob o n(0) 00.924.429/0001-75, doravante denominada apenas FCA; e

ALL-AMERICA LATINA LOGISTICA DO BRASIL S.A., com sede na cidade de Sao Paulo, Estado de Sao Paulo, na Av. Brigadeiro Faria Lima n(0) 3729, inscrita no CNPJ sob o n(0) 01.258.944/0001-26, doravante denominada ALL.

Considerando que os ACIONISTAS VENDEDORES sao titulares de acoes da FCA na proporcao do quadro abaixo,

NOME              ACOES ORDINARIAS ACOES PREFERENCIAIS TOTAL DE ACOES
----              ---------------- ------------------- --------------
JUDORI                   7.761.250          8.344.896     16.106.146
INTERFERREA              7.761.250          4.321.464     12.082.714
TUPINAMBARANA            7.761.250          4.321.464     12.082.714
RAILTEX                  7.761.250          5.578.639     13.339.889
LAGF                             0          2.766.257      2.766.257
RALPH PARTNERS           7.761.250         14.355.208     22.116.458
GRUCAI                   7.761.250                  0      7.761.250
TSR                        320.666            320.666        641.332
TOTAL                   46.888.166         40.008.594     86.896.760

Considerando que os ACIONISTAS DA INTERFERREA deverao adquirir de INTERFERREA acoes da FCA conforme a proporcao constante do quadro abaixo.


NOME              ACOES ORDINARIAS ACOES PREFERENCIAIS  TOTAL DE ACOES
----              ---------------- -------------------  --------------
UTIL                     2.962.933          1.649.762        4.612.695
ITD                        272.299            151.616          423.915
HB                       3.145.500          1.751.414        4.896.914
SPOORNET                 1.380.518            768.672        2.149.190
TOTAL                    7.761.250          4.321.464       12.082.714

Considerando que os ACIONISTAS COMPRADORES tem interesse em adquirir as Acoes Ordinarias e as Acoes Preferenciais da FCA referidas nos quadros acima, doravante denominadas apenas, em conjunto, as ACOES,

Considerando os entendimentos havidos entre os ACIONISTAS VENDEDORES e os ACIONISTAS COMPRADORES com vistas a efetivar a transferencia das ACOES,

R E S O L V E M

Celebrar o presente Memorando de Entendimentos, com a finalidade de estabelecer os termos e condicoes basicas em que se efetivara a referida transferencia das ACOES, pactuando as clausulas que se seguem:

1. SPES - OS ACIONISTAS COMPRADORES farao constituir ou adquirirao tres sociedades anonimas (aqui referidas como as "SPE I ", "SPE II", esta com sede em Curitiba, na Rua Sete de Setembro no. 2645 (parte) e "SPE III") no prazo de sete dias a contar da data da ocorrencia da ultima condicao precedente prevista na Clausula 5(a), cujo capital sera detido integralmente pelos ACIONISTAS COMPRADORES (ou por outras sociedades por eles livremente indicadas) na proporcao e estrutura por eles estabelecidas livremente, devendo cada SPE deter os seguintes:

      A) SPE I
      (i) R$11.289.038,31 (onze milhoes duzentos e oitenta e nove mil e trinta e oito reais e trinta e um centavos);

      B) SPE II
      (i) 20 locomotivas modelo U20C (Namibia), fabricacao GE, com 2000 HP de potencia, identificadas no Anexo 1(B)(i);
      (ii) 385 vagoes GFD, identificadas no Anexo 1(B)(ii); e
      (iii) 10.500 toneladas de trilhos TR-45 e 4.000 toneladas de trilhos TR-57 aco-carbono comum com boleto tratado termicamente.

      C) SPE III
      (i) R$ 1.599.992,66 (hum milhao, quinhentos e noventa e nove mil, novecentos e noventa e dois reais e sessenta e seis centavos);

1.1 Os valores indicados nos item 1A(i) e 1(C)(i) acima, bem como todos os valores monetarios indicados neste Memorando de Entendimentos na Clausula 5 e nas demais, serao corrigidos pela variacao do IGP-M apurado pela Fundacao Getulio Vargas, desde 24 de setembro de 1999 ate a data da assinatura dos Contratos Definitivos, devendo os ACIONISTAS COMPRADORES, como acionistas da SPE I e SPE III, efetuar aporte(s) de capital em valor suficiente para assegurar a correcao prevista neste item.

1.2 As locomotivas referidas em 1(B)(i) supra serao previamente objeto de permuta por outras locomotivas de propriedade da Companhia Vale do Rio Doce ("CVRD") e deverao apresentar-se em estado de funcionamento, manutencao e conservacao compativel com o seu uso normal e corrente, que os ACIONISTAS VENDEDORES declaram haver verificado corresponder ao seu estado atual conforme inspecao realizada nesta data, devendo ser entregues 10 em 45 dias e 10 em 90 dias, a partir da data da assinatura deste Memorando de Entendimentos, mas nao antes da data da assinatura dos Contratos Definitivos, obrigando-se a CVRD a fazer seus melhores esforcos no sentido de acelerar este cronograma de entrega (que em qualquer caso nao se iniciara antes da data dos Contratos Definitivos).

1.3 Os vagoes GFD referidos em 1(B)(ii), hoje arrendados a FCA, serao previamente permutados entre a CVRD e a Rede Ferroviaria Federal S.A., sua atual proprietaria e arrendadora, com o objetivo de substituir o objeto do arrendamento, devendo os vagoes referidos em 1(B)(ii) ser entregues "rodando", ficando desde logo acertado que os vagoes deverao ser reparados pela FCA, se necessario, para que adquiram a condicao de "rodando", e entregues 120 vagoes em 30 dias, 100 vagoes em 60 dias, 90 vagoes em 90 dias e 75 vagoes em 120 dias a partir da data da assinatura deste Memorando de Entendimentos, mas nao antes da data da assinatura dos Contratos Definitivos, obrigando-se a CVRD a fazer seus melhores esforcos no sentido de acelerar este cronograma de entrega (que em qualquer caso nao se iniciara antes da data dos Contratos Definitivos).

1.3.1 O termo "rodando", para os efeitos do item precedente, quando aplicado com referencia a qualquer dos vagoes mencionados em 1(B)(ii) acima, significa um vagao em condicoes de circular atendendo as especificacoes minimas de seguranca, constantes do Anexo 1.3.1, e de chegar sobre trilhos a estacao Boavista no Estado de Sao Paulo.

1.3.2 Nao obstante o disposto nas Clausulas 1.2 e 1.3, as partes se comprometem a, no prazo de ate 20 dias a contar desta data, negociar de boa-fe e firmar um contrato mediante o qual as Locomotivas e os Vagoes referidos nos itens 1.2 e
1.3 acima serao disponibilizados a ALL, mesmo antes de firmados os Contratos Definitivos, de acordo com os seguintes prazos, contados a partir da data da assinatura deste MOU, mas nao antes da data da assinatura do referido contrato:
(i) Locomotivas: 45 dias, e (ii) Vagoes: 120 em 30 dias, 100 em 60 dias, 90 em 90 dias e 75 em 120 dias. O contrato aqui referido devera estipular: (a) o montante livre de impostos e custos de operacao e manutencao, de R$700,00 por Vagao e R$24,00 por Locomotiva, para cada dia de uso, a serem pagos pela ALL desde a data de sua disponibilizacao; e (b) o prazo de 7 dias para a devolucao dos mesmos em ambos os casos, na hipotese das condicoes precedentes mencionadas na clausula 6 nao se materializarem, ou dos Contratos Definitivos nao serem, por qualquer razao, firmados dentro de 180 dias a contar desta data. Neste caso, os vagoes deverao ser devolvidos nas mesmas ou em melhores condicoes do que recebidos, e de acordo com o Anexo 1.3.1.

1.4 Os trilhos referidos em 1(B)(iii) deverao ser entregues em estado de conservacao compativel com sua condicao de novos e serao objeto de contrato de compra e venda para entrega a prazo, entre a TACUMA (ou empresa por esta indicada) e a SPE II, estabelecendo a entrega de 50% do total dos trilhos ate 28 de fevereiro de 2000, 25% ate 30 de setembro de 2000 e 25% ate 30 de setembro de 2001, com a subsequente capitalizacao pela TACUMA (ou a empresa por ela indicada) na SPE II do credito decorrente do citado fornecimento.

1.5 Os vagoes referidos no item 1(B)(ii) serao vistoriados e aprovados por representantes dos ACIONISTAS VENDEDORES, a medida em que forem entregues, nos termos do item 1.3 supra.

1.6 As locomotivas referidas no item 1(B)(i) acima serao vistoriadas e aprovadas por representantes dos ACIONISTAS VENDEDORES na data da entrega das locomotivas. Serao consideradas aprovadas todas as locomotivas que estiverem nas mesmas condicoes de funcionamento, manutencao e conservacao, conforme inspecao realizada nesta data pelos ACIONISTAS VENDEDORES.

1.7 Em decorrencia das operacoes referidas nos itens 1.2 a 1.4 supra, a SPE I, a SPE II e a SPE III estarao livres de qualquer passivo, atual ou contingente, ate a data das operacoes referidas nos itens seguintes.

1.8 Quaisquer custos referentes a transferencia da sede social da SPE II do Rio de Janeiro para Curitiba, a constituicao da SPE III, bem como aqueles referentes a alteracao do estatuto social das SPE's, em funcao do estipulado em 5(h) e (i) abaixo, correrao por conta dos ACIONISTAS VENDEDORES.

1.9 Na hipotese de quaisquer das SPE's vir a ser constituida por conta e ordem dos ACIONISTAS VENDEDORES e transferidas aos ACIONISTAS COMPRADORES a fim de que a elas sejam transferidos os ativos mencionados neste item 1 , as declaracoes e garantias dos ACIONISTAS COMPRADORES nao incluirao o mencionado no item 1.7 acima, nem mencionarao a inexistencia de onus ou encargos sobre as acoes das SPE's.

2. PERMUTA E COMPRA E VENDA - Satisfeitas as condicoes precedentes referidas no item 6, os ACIONISTAS VENDEDORES e os ACIONISTAS COMPRADORES celebrarao contrato de compra e venda e, adicionalmente, parte dos ACIONISTAS VENDEDORES celebrara contrato de permuta de ACOES da FCA pela totalidade das acoes das SPE I, SPE II e SPE III de propriedade dos ACIONISTAS COMPRADORES, na forma detalhada no item 5 abaixo. Os contratos de compra e venda e os contratos de permuta aqui mencionados sao em conjunto definidos como os "Contratos Definitivos".

2.1 Os Contratos Definitivos deverao conter, de parte dos ACIONISTAS VENDEDORES as seguintes declaracoes e garantias:

      a) propriedade das ACOES, livres e desembaracadas de quaisquer onus ou encargos;

      b) ausencia de contratos entre os ACIONISTAS VENDEDORES (incluindo ai sociedades (ou pessoas fisicas, quando o termo for aplicavel) controladoras, controladas ou sujeitas ao controle comum dos ACIONISTAS VENDEDORES), de um lado, e a FCA e/ou suas controladas, de outro lado, e/ou de quaisquer outras obrigacoes, atuais ou futuras, efetivas ou contingentes, assumidas por estas em relacao aqueles.

2.2 Os contratos definitivos de permuta deverao conter, de parte dos ACIONISTAS COMPRADORES, as seguintes declaracoes e garantias:

      a) propriedade das acoes das SPE I, SPE II e SPE III, livres e desembaracadas de quaisquer onus ou encargos;

      b) ausencia de contratos entre os ACIONISTAS COMPRADORES (incluindo ai sociedades controladoras, controladas ou sujeitas ao controle comum do ACIONISTAS COMPRADORES), de um lado, e as SPE I, SPE II e SPE III, de outro lado, e/ou de quaisquer outras obrigacoes, atuais ou futuras, efetivas ou contingentes, assumidas por esta em relacao aqueles (exceto o contrato de compra e venda de trilhos mencionado em 1(B)(iii) acima);

      c) A SPE I sera titular da parcela de recursos no valor de
         R$11.289.038,31, na forma referida em 5(g) abaixo;

      d) a SPE II, por forca das operacoes referidas neste Memorando de Entendimentos, sera proprietaria (ou titular dos direitos aquisitivos) dos bens referidos em 1(B)(i) a 1(B)(iii), sem onus, encargos ou gravames;

      e) A SPE III sera titular da parcela de recursos no valor de R$1.599.992,66, na forma referida em 5(i) abaixo;

2.3 Na ocasiao da celebracao dos Contratos Definitivos os conselheiros da FCA indicados pelos ACIONISTAS VENDEDORES (inclusive os membros do Conselho Fiscal) apresentarao sua renuncia.

2.4 Os Contratos Definitivos deverao conter dispositivos regulando obrigacao de indenizar, pelos ACIONISTAS VENDEDORES ou ACIONISTAS COMPRADORES, conforme o caso, por quaisquer das declaracoes constantes dos itens 2.1 e 2.2 que se provarem incorretas ou falsas.

3- CISAO DA 331 PARTICIPACOES S.A. ("331") - A FCA e ALL se comprometem a, ate a data da assinatura dos Contratos Definitivos, promover a cisao parcial de 331, com versao a nova sociedade ("Nova Sociedade") resultante da operacao, de 99.895 acoes preferred e 5.776.242 acoes common de Ferroban - Ferrovias Bandeirantes S.A., ficando estabelecido, na forma do ss. 5(0) do art. 229 da Lei n(0) 6.404/76, que a ALL sera a unica acionista da 331, deixando de ser acionista da Nova Sociedade. O ato de cisao parcial estipulara que a Nova Sociedade nao sera responsavel por qualquer obrigacao de 331.

4- PERMUTA ENTRE TACUMA E VALIA - TACUMA e VALIA se comprometem a, ate a data de assinatura dos Contratos Definitivos, permutar 4.321.464 acoes preferenciais da FCA de titularidade da VALIA por 4.321.464 acoes ordinarias da FCA de titularidade da TACUMA.

4.1 Os ACIONISTAS VENDEDORES e a CSN, desde ja, renunciam em favor da VALIA, ao direito de preferencia na aquisicao das acoes ordinarias de emissao da FCA, objeto da permuta de que trata o item 4 acima.

5- ESTRUTURA DA TRANSACAO - Tendo em vista o interesse dos ACIONISTAS VENDEDORES em reduzir o eventual impacto fiscal sobre a, serao adotadas nos Contratos Definitivos as seguintes estruturas em relacao a cada um dos ACIONISTAS
VENDEDORES:

      a) 11.945.606 ACOES de propriedade da TUPINAMBARANA (sendo 7.624.142 ordinarias e 4.321.464 preferenciais) serao objeto de compra e venda direta para os ACIONISTAS COMPRADORES, com pagamento em especie correspondente a R$1,6226151614 por acao, totalizando R$ 19.383.121,41;

      b) 11.945.606 ACOES de propriedade da INTERFERREA (sendo 7.624.142 ordinarias e 4.321.464 preferenciais) terao sido previamente transferidas para os ACIONISTAS DA INTERFERREA, atraves de cisao ou reducao de capital desta ultima sociedade, e serao objeto de compra e venda direta para os ACIONISTAS COMPRADORES, com pagamento em especie correspondente a R$1,6226151614 por acao, totalizando R$ 19.383.121,40, dividido conforme segue: (i) 4.560.352 acoes de propriedade de UTIL (sendo 2.910.590 ordinarias e 1.649.762 preferenciais) no valor de R$ 7.399.696,30; (ii) 4.841.347 acoes de propriedade de HB (sendo
         3.089.933 ordinarias e 1.751.414 preferenciais) no valor de R$ 7.855.643,04; (iii) 419.105 acoes de propriedade de ITD (sendo

         267.489 ordinarias e 151.616 preferenciais) no valor de R$ 680.046,12; e (iv) 2.124.802 acoes de propriedade da SPOORNET (sendo 1.356.130 ordinarias e 768.672 preferenciais), no valor de R$ 3.447.735,94; sendo que na eventualidade de a referida transferencia nao se efetivar ate a data da assinatura dos Contratos Definitivos a compra e venda sera efetuada diretamente com a INTERFERREA;

      c) 634.055 ACOES de propriedade de TSR (sendo 313.389 ordinarias e 320.666 preferenciais) serao objeto de compra e venda direta para os ACIONISTAS COMPRADORES, com pagamento em especie correspondente a R$1,6226151614 por acao, totalizando R$ 1.028.827,26;

      d) 9.512.579 ACOES de propriedade de RAILTEX (sendo 7.609.876 ordinarias e
         1.902.703 preferenciais) serao objeto de compra e venda direta para os ACIONISTAS COMPRADORES, com pagamento em especie correspondente a R$1,6226151614 por acao, totalizando R$ 15.435.254,91;

      e) 2.734.867 ACOE, todas preferenciais de propriedade de LAGF serao objeto de compra e venda direta pelos ACIONISTAS COMPRADORES, com pagamento em especie correspondente a R$1,6226151614 por acao, totalizando R$ 4.437.636,66;

      f) 11.366.224 ACOES (sendo 7.510.284 ordinarias e 3.855.940 preferenciais) de propriedade de RALPH PARTNERS serao objeto de compra e venda direta pelos ACIONISTAS COMPRADORES, com pagamento em especie correspondente a R$1,6226151614 por acao, totalizando R$ 18.443.007,39;

      g) 6.957.311 ACOES, todas ordinarias de propriedade de JUDORI serao permutadas por 100% das acoes da SPE I constituida pelos ACIONISTAS COMPRADORES, na forma do item 1(A)(i) supra, cujo unico ativo sera representado por R$ 11.289.038,31 em especie;

      h) As ACOES apresentadas na tabela abaixo serao permutadas por 100% das acoes da SPE II constituida pelos ACIONISTAS COMPRADORES e formada pelos ativos referidos em 1(B)(i) a 1(B)(iii) supra, cabendo aos ACIONISTAS VENDEDORES definir livremente entre si a respectiva participacao em acoes ordinarias e preferenciais do capital da SPE II e a estrutura de capital desta ultima.

                           ACOES DA FCA OBJETO DE PERMUTA
          ------------------------------------------------------------------
          ACIONISTA      ORDINARIAS  PREFERENCIAIS    TOTAL    PARTICIPACAO
          ---------      ----------  ------------- ----------  -------------
          RALPH PARTNERS      0       10.499.268   10.499.268     34,07%
          GRUCAI          7.673.179        0        7.673.179     24,90%
          JUDORI           621.175     8.344.896    8.966.071     29,10%
          RAILTEX             0        3.675.936    3.675.936     11,93%
          Total           8.294.354   22.520.100   30.814.454    100,00%

        i)As ACOES apresentadas na tabela abaixo serao permutadas por 100% acoes da SPE III constituida pelos ACIONISTAS COMPRADORES, na forma do item 1(C)(i) supra, cujo unico ativo sera representado por R$ 1.599.992,66 em especie, cabendo aos ACIONISTAS VENDEDORES definir livremente entre si a respectiva participacao em acoes ordinarias e preferenciais do capital da SPE III e a estrutura de capital desta ultima.

                                ACOES DA FCA OBJETO DA PERMUTA
          ------------------------------------------------------------------
          ACIONISTA      ORDINARIAS PREFERENCIAIS    TOTAL     PARTICIPACAO
          -------------- ---------- -------------   -------   --------------
          TUPINAMBA-RANA  137.108         0         137.108       13,90%
          UTIL             52.343         0          52.343        5,31%
          HB               55.567         0          55.567        5,64%
          ITD              4.810          0          4.810         0,49%
          SPOORNET         24.388         0          24.388        2,47%
          TSR              7.277          0          7.277         0,74%
          RAILTEX         151.374         0         151.374       15,35%
          LAGF               0         31.390        31.390        3,19%
          RALPH PARTNERS  250.966         0         250.966       25,45%
          GRUCAI           88.071         0          88.071        8,93%
          JUDORI          182.764         0         182.764       18,53%
          Total           954.668      31.390       986.058      100,00%

6. CONDICOES PRECEDENTES - A efetivacao da transferencia das ACOES esta sujeita as seguintes condicoes precedentes:

      a) autorizacao da RFFSA para a permuta dos vagoes a que se refere o item 1(B)(ii);

      b) autorizacao do Ministerio dos Transportes para a efetivacao da permuta das locomotivas referidas em 1(B)(i);

      c) autorizacao do Ministerio dos Transportes para a assinatura do Termo de Transferencia previsto no Contrato de Concessao celebrado em 28 de agosto de 1996 (o "Contrato de Concessao");

      d) liberacao dos ACIONISTAS VENDEDORES das obrigacoes assumidas como Intervenientes segundo a clausula 9.3 do Contrato de Concessao;

      e) autorizacao pela CVM e pelo Banco Central para a transferencia do registro dos investimentos efetuados por RALPH PARTNERS e LAGF do regime denominado Anexo IV para o regime de investimento estrangeiro direto (Lei n(0) 4131/62);

      f) cisao da 331;

      g) constituicao de SPE I, SPE II e SPE III, na forma da Clausula 1; e

      h) alteracao do contrato social da SL, na forma da Clausula 14;

7. DOCUMENTOS ANTERIORES - O presente Memorando de Entendimentos representa a totalidade dos entendimentos das partes a respeito das materias aqui previstas, substituindo quaisquer documentos e tratativas anteriores.

8. CONFIDENCIALIDADE - Obrigam-se as partes a guardar confidencialidade sobre os entendimentos constantes deste Memorando, ressalvadas a referencia ou exibicao do mesmo, na medida estritamente necessaria para a obtencao das autorizacoes acima referidas. As transferencias de ACOES da FCA objeto dos Contratos Definitivos poderao ser objeto de divulgacao, na forma exigida pelos orgaos reguladores das companhias abertas, no Brasil e no exterior.

9. SUCESSORES - O presente Memorando de Entendimentos obriga aos sucessores das partes, a qualquer titulo.

10. PROCESSO JUDICIAL - Na data da celebracao dos Contratos Definitivos, as partes celebrarao instrumento de transacao relativa aos processos judiciais hoje em curso na comarca de Belo Horizonte (MG), para nada mais reclamarem em relacao a materia objeto do mesmo, arcando cada parte com seus respectivos encargos e custos, inclusive aqueles referentes a seus assessores.

11. ENCARGOS - Cada parte arcara com os encargos dos seus respectivos assessores, inclusive aqueles necessarios para a constituicao das SPEs I, II e III, ficando claro que a CSN nao sera atribuido quaisquer encargos ou custos relativos a mencionada constituicao das SPEs.

12. INTERVENIENCIA DA CSN - A CSN comparece como interveniente para, desde ja, manifestar sua renuncia ao direito de preferencia constante dos acordos de acionistas I e II de FCA com relacao a aquisicao das ACOES pelos ACIONISTAS COMPRADORES.

13. INTERVENIENCIA DE ALL - A ALL comparece a este instrumento a fim de se comprometer a promover a cisao da 331, conforme especificado na clausula 3 acima.

14- TRANSFERENCIA DE COTAS DA SL SERVICOS LOGISTICOS LTDA. ("SL") - Os ACIONISTAS VENDEDORES, a excecao de LAGF e TSR, se comprometem a, ate a data da assinatura dos Contratos Definitivos, assinar uma alteracao do Contrato Social da SL, na forma a transferir a titulo gratuito para a FCA, 1 (uma) cota de que sao detentores do capital social da SL, retirando-se, dessa forma da referida empresa.

15- NOVACAO - A tolerancia ou o nao exercicio pelas partes de quaisquer direitos a elas assegurados neste Memorando de Entendimentos ou na lei em geral nao importara em novacao ou em renuncia a qualquer desses direitos, podendo as partes exercita-los a qualquer tempo. Qualquer alteracao ou aditamento ao presente Memorando de Entendimentos somente sera considerado valido se contar com a assinatura das partes envolvidas.

16. PRAZO - As partes farao seus melhores esforcos no sentido de que os Contratos Definitivos sejam assinados no prazo de 30 (trinta) dias a contar desta data.

17. FORO - Qualquer divergencia oriunda deste Memorando de Entendimentos sera solucionada no foro da comarca do Rio de Janeiro (RJ), renunciando as partes a qualquer outro por mais privilegiado ou especial que seja ou venha a se tornar.

17.1. Sem prejuizo do disposto no item 17 acima, os ACIONISTAS COMPRADORES, a seu exclusivo criterio, poderao promover acoes judiciais oriundas deste Memorando de Entendimentos no foro competente do domicilio de RAILTEX, LAGF, e RALPH PARTNERS.

17.2. RAILTEX constitui como seu procurador Joao Dodsworth Cordeiro Guerra, com escritorio na Av. Presidente Antonio Carlos no. 51, 12o andar, Rio de Janeiro
(RJ), outorgando-lhes poderes especificos para receber citacao no Brasil relacionada com qualquer demanda oriunda deste Memorando de Entendimentos.

17.3 LAGF e RALPH PARTNERS constituem como seu procurador Roberto Moses Thompson Motta, com escritorio na Av. Brigadeiro Faria Lima no. 3729, 7o. andar, Sao Paulo (SP), outorgando-lhes poderes especificos para receber citacao no Brasil relacionada com qualquer demanda oriunda deste Memorando de Entendimentos

17.4. Os Contratos Definitivos conterao clausula de eleicao de foro nos mesmos moldes das clausulas 17 e 17.1.

E, por estarem assim acordadas, assinam o presente em 10 (dez) vias de igual teor e efeito, para que produza seus devidos e legais efeitos.

Rio de Janeiro, 29 de outubro de 1999

INTERFERREA S.A. SERVICOS FERROVIARIOS E INTERMODAIS


UNIAO TRANSPORTE INTERESTADUAL DE LUXO S/A


HOLDING BRASIL S/A


ITD - TRANSPORTES LTDA


SPOORNET DO BRASIL LTDA,


TUPINAMBARANA S.A.


JUDORI ADMINISTRACAO, EMPREENDIMENTOS E PARTICIPACOES S.A..


RAILTEX GLOBAL INVESTMENTS L.L.C. INC


LATIN AMERICAN GROWTH FUND N.V


RALPH PARTNERS I  LTD.


GRUCAI PARTICIPACOES S.A.


TARCISIO SCHETTINO RIBEIRO


KRJ PARTICIPACOES S.A.


FUNDACAO VALE DO RIO DOCE DE SEGURIDADE SOCIAL - VALIA


MINERACAO TACUMA LTDA.


COMPANHIA SIDERURGICA NACIONAL

FERROVIA CENTRO-ATLANTICA S.A.


ALL - AMERICA LATINA LOGISTICA DO BRASIL S.A.


Testemunhas:
1.                                     2.
Nome:                                  Nome:
CPF:                                   CPF: